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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        September 23, 2003
                                                 -------------------------------

                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


         1-4219                                    74-1339132
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(Commission File Number)                (IRS Employer Identification No.)


100 Meridian Centre, Suite 350, Rochester, New York           14618
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(Address of Principal Executive Offices)                    (Zip Code)


(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2. Acquisition or Disposition of Assets.

         This Form 8-K/A amends the Form 8-K of Zapata Corporation (the "Company") filed on September 29, 2003. That Form 8-K reported under Item 2 the Company's acquisition of 2,663,905 shares of common stock of Safety Components International Inc. (OTCBB: "SAFY").

         On October 2, 2003, executed a transaction to acquire an additional 1,498,489 shares of common stock of Safety Components in two privately negotiated block transactions for $16.9 million, including brokerage commissions. Of these shares, the Company purchased 1,444,972 shares from AIG Global Investment Corp., at a price of $11.30 per share, and 53,517 shares from the Pacholder High Yield Fund also at $11.30 per share. The purchase prices were determined through arms-length negotiations between the Company and the sellers.

         On October 6, 2003 the Company issued a press release announcing its purchase of this additional Safety Components' common stock. A copy of the press release is attached hereto as exhibit 99.3. The Company also filed a Schedule 13D Amendment No. 1 with respect to the purchase of this additional common stock and a Schedule 13D Amendment No. 2 to report the grant of an irrevocable proxy with respect to 1,444,972 of the shares purchased. The Schedule 13D Amendment No. 1 and Amendment No. 2 are filed as exhibits 99.4 and 99.5, respectively hereto and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (a)-(b) The financial statements of Safety Components and the pro forma financial statements required to be filed with this Report are not available. The Company will file the required financial statements as an amendment to this Form 8-K as soon as practical but not later than 60 days after the date of the filing of this Report.

         (c)    Exhibits.

Exhibit No.     Description
-----------     -----------

99.1            Press Release issued by Zapata Corporation dated September
                29, 2003*
99.2 Schedule 13D filed by Zapata Corporation in connection with its holdings in Safety Components International, Inc.*
99.3            Press Release issued by Zapata Corporation dated
                October 6, 2003
99.4 Schedule 13D Amendment No. 1 filed by Zapata Corporation in connection with its holdings in Safety Components International, Inc.
99.5 Schedule 13D Amendment No. 2 filed by Zapata Corporation in connection with its holdings in Safety Components International, Inc.

*Previously filed.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZAPATA CORPORATION


Date: October 9, 2003            By:      /s/ Leonard DiSalvo
                                          ---------------------------------
                                 Name:    Leonard DiSalvo
                                 Title:   Vice President - Finance and CFO






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                                 EXHIBIT INDEX


Exhibit No.    Description
----------     -----------

99.1           Press Release issued by Zapata Corporation, dated
               September 29, 2003*
99.2 Schedule 13D filed by Zapata Corporation in connection with its holdings in Safety Components International, Inc.*
99.3           Press Release issued by Zapata Corporation dated
               October 6, 2003
99.4 Schedule 13D Amendment No. 1 filed by Zapata Corporation in connection with its holdings in Safety Components International, Inc.
99.5 Schedule 13D Amendment No. 2 filed by Zapata Corporation in connection with its holdings in Safety
               Components International, Inc.


*Previously filed.



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